                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  6
Portfolio of Investments.........................  7
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 26
Dividend Reinvestment Plan....................... 27

VMT ANR 8/97

                             LETTER TO SHAREHOLDERS




July 29, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan                          [PHOTO]
Stanley Group Inc., a world leader in
asset management. On February 5,
1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. agreed to     DENNIS J. MCDONNELL AND DON G. POWELL
merge; the merger was completed on
May 31, creating the combined company
of Morgan Stanley, Dean Witter,
Discover & Co. This preeminent global
financial services firm boasts a
market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. Additionally, I am very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley, has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm.
    As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms who are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that these changes will continue to work to the benefit of our fund shareholders as we move into the next century.

ECONOMIC REVIEW
    Volatility dominated the bond market during the 12 months ended June 30. Initially, prices fell as the economy grew stronger, which fueled fears of an interest rate hike by the Federal Reserve Board. When growth slowed to a moderate 2.1 percent rate in the third quarter of 1996 and a Democratic president was re-elected along with a Republican Congress, bond prices resumed their rise. The split government was seen as a restraint on spending increases that could potentially undermine efforts to control the federal budget deficit. Municipal bonds found additional support from a waning interest in radical tax reform that could potentially threaten their tax-free status. The 30-year Treasury bond's yield, which moves in the opposite direction of its price, slipped to 6.35 percent by late November from over 7.00 percent in July and September.
    The scenario shifted again at the start of 1997. Economic growth began to accelerate, reigniting fears of a Fed rate hike, and bond prices resumed their retreat. Despite a temporary reversal in February on signs of moderating inflation, the price decline continued, gaining momentum after the Fed raised short-term interest rates a quarter percentage point in late March. The rate hike was viewed as the first of many, imposing additional downward pressure on bond prices. First-quarter growth soared at a 4.9 percent pace, and by mid-April, the yield on the 30-year Treasury bond jumped to 7.17 percent. The market reversed itself once more after signs of a slowing economy re-emerged in May

                                                           Continued on page two
and the Fed refrained from raising rates again. The price of the 30-year Treasury rose as its yield slipped to 6.79 percent by the end of June.
    During most of the 12 months ended June 30, municipal bonds outperformed Treasuries due to strong demand by retail and institutional investors amid limited supply. From the beginning of July 1996 to the end of June 1997, the yield on long-term municipal bonds fell 47 basis points, while the yield on the 30-year Treasury bond fell only 27 basis points.

PORTFOLIO STRATEGY
    We maintained a barbell approach to credit quality, which means we invested in both the highest and lowest levels within the investment-grade rating spectrum for bonds. As of June 30, 1997, 47 percent of the Trust's investments were rated AAA, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group, and 29 percent were rated BBB, the lowest rating in the investment grade category.
    Investing at both ends of the ratings spectrum may help to balance the portfolio's relative volatility to changing interest rates. AAA-rated securities typically have performed better when rates are declining, and have tended to provide for safety of principal. Many are insured bonds, which protect against credit risk. Insured bonds comprise about half of all new issue municipal bonds and, as a result, are extremely liquid. Bonds rated BBB perform better when rates are rising, and have the potential to provide additional income. Please note that the insurance does not remove market risk.

         Portfolio Composition by Credit Quality as of June 30, 1997*

A.................      9.6%
AA................      8.5%
AAA...............     47.3%
Non-Rated.........      4.5%
B.................      0.2%
BB................      1.3%
BBB...............     28.6%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

    In addition to a diversity among credit ratings, the Trust's portfolio contains a mixture of discount bonds, which trade below par, and premium bonds, which trade above par. This combination of bonds should also help to reduce the Trust's relative volatility. Discount bonds have tended to perform better during periods of falling interest rates, while premium bonds usually have outperformed when rates are rising.

                                                         Continued on page three

    Portfolio turnover during the fiscal year focused on enhancing the call protection of the Trust. Many of the long-term bonds that were acquired in the portfolio at its inception were issued with the typical 10-year call protection, and now have the potential to be redeemed by their issuers. If the bonds are called, the Trust could be forced to reinvest those proceeds in the market's currently lower-yielding securities. We seek to ensure that only a small portion of the Trust's assets are callable in any one year.
    To help reduce reinvestment risk, we continually sell bonds that are potential call candidates and replace them with long-term high-quality issues with extended call features. High-quality bonds were emphasized because the difference between the yields of AAA-rated bonds and lower-rated bonds was minimal. As a result, there often was not enough reward to justify the additional credit risk of purchasing lower-rated, low-quality bonds. Long-term securities were also favored because their yields tend to be higher than those of short-term securities. Using these strategies, we were able to protect the Trust against calls while reducing negative impact to the Trust's dividend-paying ability.
    At the end of the reporting period, duration of the securities in the portfolio stood at 6.79 years, or 10.76 years after adjusting for the leveraged component of the Trust. This compares to the Lehman Brothers Municipal Bond Index duration of 7.98 years. Because of the longer-term nature of the Trust, the calculation of this index has been adjusted to eliminate bonds with maturities of five years or less. Duration, which is expressed in years, is a measure of the portfolio's sensitivity to interest rate changes. Portfolios with shorter durations have tended to perform better when interest rates are rising, while those with longer durations have tended to outperform when rates decline. As interest rates fell over the past fiscal year, the leveraged factor helped the Trust perform well compared to its peer group. It should be noted, however, that a rise in short-term rates would have an unfavorable effect on the dividend paying ability of the common shares and could also negatively impact the share price.
    During the fiscal year, we maintained the Trust's high concentrations in health care, airport, and single-family housing bonds all high-yielding sectors within the tax-exempt market. When selecting new securities, our research team strives to identify those bonds that we believe will outperform within these sectors, as well as other sectors.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR
AS OF JUNE 30, 1997*

Health Care.....................    18.3%
Airport.........................    10.4%
Public Building.................     9.4%
Single-Family Housing...........     8.6%
General Purpose.................     8.4%

*As a Percentage of Long-Term Investments

                                                          Continued on page four

PERFORMANCE SUMMARY
    For the 12-month period ended June 30, 1997, the Trust generated a total return at market price of 18.32 percent(1). This performance reflects an increase in market price per common share on the New York Stock Exchange from $9.875 on June 30, 1996, to $10.875 on June 30, 1997, plus reinvestment of all dividends. The Trust offered a tax-exempt distribution rate of 6.62 percent(3), based on the closing common stock price. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 10.34 percent(4) for investors in the 36 percent federal income tax bracket.

                                   BAR GRAPH

Twelve-month Dividend History
For the Period Ended June 30, 1997

 Jul     Aug    Sep    Oct   Nov   Dec    Jan    Feb    Mar    Apr   May    Jun
1996    1996   1996   1996  1996  1996   1996   1996   1996   1996  1996   1996
$.06    $.06   $.06   $.06  $.06  $.06   $.06   $.06   $.06   $.06  $.06   $.06

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

OUTLOOK
    We continue to see strength in the economy, but we do not believe that second-quarter growth was nearly as vibrant as the 4.9 percent pace set in the first quarter. While labor productivity and manufacturing remained strong in the second quarter, retail sales fell, and the unemployment rate, which had slipped below 5.0 percent in April and May, edged up to that level in June.
    We are fairly optimistic for the remainder of the year, for several reasons. Inflation appears to be held in check. Also, the days of deficit spending appear to be over, and the U.S. deficit has been dramatically reduced. This combination of low inflation and a declining deficit should bring about lower interest rates, which makes for a bullish environment for the fixed-income market. As a result, we believe that the Federal Reserve will leave rates unchanged through the fourth quarter.
    We believe the Trust is well-positioned for the second half of 1997. We do not anticipate making major adjustments to the portfolio until market fundamentals shift substantially, and we will monitor the economy in addition to Fed policy in order to recognize such a shift. In addition, we will continue to seek a balance between the Trust's

                                                          Continued on page five
total return and its dividend income, and will seek to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                                Please see footnotes on page six

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VMT)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1).............   18.32%
One-year total return based on NAV(2)......................   10.24%

 DISTRIBUTION RATES

Distribution rate as a % of closing stock price(3).........    6.62%
Taxable-equivalent distribution rate as a % of closing
  stock price(4)...........................................   10.34%

 SHARE VALUATIONS

Net asset value............................................  $ 10.01
Closing common stock price.................................  $10.875
One-year high common stock price (06/30/97)................  $10.938
One-year low common stock price (07/25/96).................  $ 9.750
Preferred share (Series A) rate(5).........................   3.789%
Preferred share (Series B) rate(5).........................   3.830%
Preferred share (series C) rate(5).........................   3.759%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5) See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          ALABAMA  0.1%
$   500   Alabama St Indl Dev Auth Solid Waste Disp Rev
          Pine City Fiber Co.............................   6.450%  12/01/23   $    507,460
                                                                               ------------
          ALASKA  0.8%
  3,500   North Slope Borough, AK Ser B (FSA Insd) (b)...   6.100   06/30/99      3,629,360
                                                                               ------------
          ARKANSAS  0.2%
  1,000   Conway, AR Hosp Rev Conway Regl Hosp Rfdg......   8.375   07/01/11      1,080,780
                                                                               ------------
          CALIFORNIA  7.2%
 11,150   California Hsg Fin Agy Rev Homeowner Mtg Ser
          D..............................................       *   08/01/20      1,894,385
  5,000   Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
          (MBIA Insd)....................................       *   09/01/17      1,581,250
 10,000   East Bay, CA Muni Util Dist Wastewtr Treatment
          Sys Rev (FGIC Insd)............................   4.750   06/01/21      8,844,700
 10,000   Los Angeles, CA Wastewtr Sys Rev Ser 1993d
          (FGIC Insd)....................................   4.700   11/01/17      8,853,800
  5,000   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
          Cap) (AMBAC Insd)..............................   5.125   12/01/23      4,606,500
  6,075   Orange Cnty, CA Recovery Ctfs Ser A Rfdg (MBIA
          Insd)..........................................   6.000   06/01/09      6,581,169
                                                                               ------------
                                                                                 32,361,804
                                                                               ------------
          COLORADO  9.5%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B...............................   6.950   08/31/20      1,128,780
  1,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B...............................   7.000   08/31/26      1,698,090
 19,405   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C...............................       *   08/31/26      2,548,071
  2,000   Denver, CO City & Cnty Arpt Rev Ser A..........   8.500   11/15/07      2,263,620
 12,400   Denver, CO City & Cnty Arpt Rev Ser A..........   8.250   11/15/12     13,988,812
  5,600   Denver, CO City & Cnty Arpt Rev Ser A..........   8.500   11/15/23      6,345,696
  6,000   Denver, CO City & Cnty Arpt Rev Ser A..........   8.750   11/15/23      7,018,320
  2,000   Douglas Cnty, CO Sch Dist No 1 Rev Douglas &
          Elbert Cntys Impt Ser A (Prerefunded @
          12/15/04) (MBIA Insd)..........................   6.400   12/15/11      2,233,280
  3,000   Meridian Metro Dist CO Rfdg....................   7.500   12/01/11      3,297,150
  1,850   Montrose Cnty, CO Ctfs Partn...................   6.350   06/15/06      1,941,686
                                                                               ------------
                                                                                 42,463,505
                                                                               ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          DISTRICT OF COLUMBIA  0.8%
$ 1,000   District of Columbia Ctfs Partn................   6.875%  01/01/03   $  1,046,680
  2,775   District of Columbia Hosp Rev Medlantic
          Hlthcare Ser A Rfdg (MBIA Insd)................   5.250   08/15/12      2,729,351
                                                                               ------------
                                                                                  3,776,031
                                                                               ------------
          FLORIDA  3.8%
  3,150   Broward Cnty, FL Tourist Dev Tax Spl Rev
          Convention Cent Proj (Prerefunded @ 10/01/98)
          (FGIC Insd)....................................   7.750   10/01/13      3,356,829
  5,000   Dunes, FL Cmnty Dev Dist Rev Wtr & Swr Proj
          (Prerefunded @ 10/01/98).......................   8.250   10/01/18      5,353,850
  4,660   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          Rfdg (Prerefunded @ 06/01/00)..................       *   06/01/15      1,426,613
  1,000   Florida St Muni Pwr Agy Rev All Requirements
          Pwr Supply Proj (AMBAC Insd)...................   5.100   10/01/25        926,050
  5,685   Palm Beach Cnty, FL Hlth Fac Auth Rev JFK Med
          Cent Inc Proj Ser 1988 Rfdg (Prerefunded @
          12/01/98)......................................   8.875   12/01/18      6,160,550
                                                                               ------------
                                                                                 17,223,892
                                                                               ------------
          GEORGIA  3.9%
  6,288   Fulton Cnty, GA Lease Rev Ctfs Partn...........   7.250   06/15/10      7,222,161
  2,635   Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd)..........................................   6.500   01/01/20      2,993,123
  2,300   Georgia Muni Elec Auth Pwr Rev Ser O (Crossover
          Refunding @ 01/01/98)..........................   8.125   01/01/17      2,390,965
  5,000   Georgia Muni Elec Auth Pwr Rev Ser Z (MBIA
          Insd)..........................................   5.500   01/01/20      5,003,200
                                                                               ------------
                                                                                 17,609,449
                                                                               ------------
          IDAHO  1.0%
  4,390   Boise, ID Urban Renewal Agy Pkg Rev Ser A
          (b)............................................   8.125   09/01/15      4,621,660
                                                                               ------------
          ILLINOIS  11.2%
  2,500   Alton, IL Hosp Fac Rev Saint Anthony's Hlth
          Cent Proj (Prerefunded @ 09/01/99).............   8.375   09/01/14      2,725,925
  1,000   Chicago, IL Ser B Rfdg (AMBAC Insd) (b)........   5.125   01/01/15        970,760
 14,270   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84A.........................   8.850   05/01/18     15,954,288
  2,700   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84B.........................   8.850   05/01/18      3,057,102
  4,895   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA
          Insd)..........................................       *   01/01/07      3,041,753
  2,000   Illinois Edl Fac Auth Rev Lewis Univ...........   6.125   10/01/26      2,015,940
  1,575   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D..........................................   9.500   11/15/15      1,854,704
  1,275   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D (Prerefunded @ 11/15/00).................   9.500   11/15/15      1,500,764

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------

          ILLINOIS (CONTINUED)
$   625   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser E..........................................   9.500%  11/15/19   $    738,175
  1,310   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser E (Prerefunded @ 11/15/00).................   9.500   11/15/19      1,541,962
  1,000   Illinois Hlth Fac Auth Rev Lutheran Social Svcs
          Proj Ser A (Prerefunded @ 08/01/00)............   7.650   08/01/20      1,112,260
  3,205   Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg...........................................   6.000   11/15/23      3,237,274
  2,000   Illinois Hlth Fac Auth Rev Servantcor Ser A
          (Prerefunded @ 08/15/01).......................   8.000   08/15/21      2,291,140
  2,000   Illinois Hlth Fac Auth Rev Servantcor Ser B
          (Prerefunded @ 08/15/99).......................   7.875   08/15/19      2,180,980
 45,775   Illinois Hsg Dev Auth Multi-Family Hsg Ser A...       *   07/01/27      4,645,705
  1,745   Illinois Hsg Dev Auth Multi-Family Hsg Ser C...   7.400   07/01/23      1,824,677
  1,250   Sangamon Cnty, IL Ctls Partn...................  10.000   12/01/06      1,716,575
                                                                               ------------
                                                                                 50,409,984
                                                                               ------------
          INDIANA  0.8%
  1,370   Indiana Hlth Fac Fin Auth Hosp Rev Bartholomew
          Cnty Hosp Proj (Prerefunded @ 08/15/00) (FSA
          Insd)..........................................   7.750   08/15/20      1,530,509
  1,650   Indiana St Edl Fac Auth Rev Univ Evansville
          Proj (Prerefunded @ 11/01/00)..................   8.125   11/01/10      1,872,849
                                                                               ------------
                                                                                  3,403,358
                                                                               ------------
          KENTUCKY  1.1%
  1,465   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
          KY Intl
          Arpt Ser A Rfdg (MBIA Insd) (a)................   5.750   03/01/02      1,506,064
  1,100   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
          KY Intl
          Arpt Ser A Rfdg (MBIA Insd) (a)................   5.800   03/01/03      1,135,475
  2,190   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
          KY Intl
          Arpt Ser A Rfdg (MBIA Insd) (a)................   6.250   03/01/09      2,329,218
                                                                               ------------
                                                                                  4,970,757
                                                                               ------------
          LOUISIANA  1.9%
  1,567   Lafayette, LA Pub Fin Auth Single Family Mtg
          Rev
          Ser A Rfdg.....................................   8.500   11/15/12      1,667,954
  5,003   Louisiana Pub Fac Auth Rev Multi-Family Hsg
          Pontchartn
          Arpts Ser B (GNMA Collateralized)..............   8.375   07/20/23      5,315,880
  1,250   New Orleans, LA Hsg Dev Corp Multi-Family Rev
          Hsg
          Southwood Patio Ser A (FNMA Collateralized)....   7.700   02/01/22      1,332,450
                                                                               ------------
                                                                                  8,316,284
                                                                               ------------





                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          MAINE  0.2%
$   840   Maine St Hsg Auth Ser C........................   8.300%  11/15/20   $    873,289
                                                                               ------------
          MARYLAND  0.5%
  4,650   Baltimore, MD Cap Apprec Cons Pub Impt Ser A
          Rfdg (FGIC Insd)...............................       *   10/15/09      2,399,400
                                                                               ------------
          MASSACHUSETTS  1.5%
  2,700   Massachusetts Muni Whsl Elec Co Pwr Supply Sys
          Rev Ser A Rfdg (AMBAC Insd)....................   5.000   07/01/10      2,617,191
  2,695   Massachusetts St Hlth & Edl Fac Auth Rev
          Farmingham Union Hosp Ser B (Prerefunded @
          07/01/00)......................................   8.500   07/01/10      3,022,685
  1,000   Massachusetts St Indl Fin Agy Rev Higher Edl
          Hampshire College Proj.........................   5.625   10/01/12        974,940
                                                                               ------------
                                                                                  6,614,816
                                                                               ------------
          MICHIGAN  2.2%
  4,450   Michigan St Hosp Fin Auth Rev Hosp Battle Creek
          Hosp Ser G Rfdg................................   9.500   11/15/15      5,221,051
  2,000   Michigan St Hosp Fin Auth Rev Hosp Bay Med Cent
          Ser A Rfdg (Crossover Refunding @ 07/01/00)....   8.250   07/01/12      2,234,460
  2,300   Muskegon, MI Hosp Fin Auth Rev Hackley Hosp Ser
          A Rfdg.........................................   8.000   02/01/08      2,387,239
                                                                               ------------
                                                                                  9,842,750
                                                                               ------------
          MINNESOTA  1.3%
  5,000   Duluth, MN Econ Dev Auth Hlthcare Fac Rev
          Benedictine Hlth Saint Mary's Proj (Prerefunded
          @ 02/15/00)....................................   8.375   02/15/20      5,593,450
                                                                               ------------
          MISSISSIPPI  0.4%
  1,500   Mississippi Hosp Equip & Fac MS Baptist Med
          Cent Rfdg (MBIA Insd)..........................   6.000   05/01/13      1,562,040
                                                                               ------------
          MISSOURI  1.1%
  3,000   Missouri St Hsg Dev Cmnty Mtg Rev Ser B Rfdg
          (FHA Gtd)......................................   7.000   09/01/10      3,167,160
  1,500   Phelps Cnty, MO Hosp Rev Phelps Cnty Regl Med
          Cent (Prerefunded @ 03/01/00)..................   8.300   03/01/20      1,675,980
                                                                               ------------
                                                                                  4,843,140
                                                                               ------------
          NEBRASKA  1.6%
  6,535   Nebraska Invt Fin Single Family Mtg Rev Pgm B
          (Inverse Fltg) (GNMA Collateralized)...........  10.886   03/15/22      7,180,331
                                                                               ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          NEW YORK  13.8%
$ 2,000   Metropolitan Tran Auth New York Tran Fac Rev
          Ser A (MBIA Insd)..............................   5.750%  07/01/21   $  2,019,860
  2,250   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser C (Prerefunded @ 06/15/01).............   7.750   06/15/20      2,556,045
  7,000   New York City Ser A Rfdg.......................   7.000   08/01/04      7,769,090
  4,500   New York City Ser B (AMBAC Insd)...............   7.250   08/15/07      5,296,410
  3,480   New York City Ser C............................   7.000   08/15/08      3,679,856
    320   New York City Ser C (Prerefunded @ 08/15/01)...   7.000   08/15/08        351,242
  5,000   New York City Tran Auth Tran Fac Livingston
          Plaza Proj Rfdg (FSA Insd).....................   5.400   01/01/18      4,972,400
  8,625   New York St Dorm Auth Rev City Univ Ser F......   5.500   07/01/12      8,529,607
  2,500   New York St Dorm Auth Rev City Univ Ser F......   5.000   07/01/20      2,228,825
  4,615   New York St Dorm Auth Rev St Univ Edl Fac Ser B
          Rfdg...........................................   7.000   05/15/16      4,929,420
    415   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser A............................   7.750   08/15/11        463,348
    695   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser A (Prerefunded @ 02/15/01)...   7.750   08/15/11        786,177
  5,000   New York St Thruway Auth Svc Contract Rev Loc
          Hwy & Brdg.....................................   5.750   04/01/08      5,169,750
  2,500   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser A......................................   5.250   01/01/21      2,314,225
  2,635   New York St Urban Dev Corp Rev Youth Fac.......   5.875   04/01/08      2,734,155
  4,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)...............   5.750   12/01/22      4,005,040
  4,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)...............   5.750   12/01/25      4,001,320
                                                                               ------------
                                                                                 61,806,770
                                                                               ------------
          NORTH CAROLINA  3.6%
 15,000   North Carolina Muni Pwr Agy No 1 Catawba Elec
          Rev (MBIA Insd)................................   6.000   01/01/12     16,187,700
                                                                               ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          OHIO  3.2%
$ 3,175   Cleveland, OH Ctfs Partn Cleveland Stad Proj
          (AMBAC Insd)...................................   5.250%  11/15/10   $  3,176,238
  5,945   Cleveland, OH Ctfs Partn Cleveland Stad Proj
          (AMBAC Insd)...................................   5.250   11/15/12      5,898,213
  3,900   Mason, OH Hlthcare Fac MCV Hlthcare Fac (FHA
          Gtd)...........................................   7.625   02/01/40      4,107,246
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding
          Ltd Partnership Proj Rfdg (AMBAC Insd).........   6.375   04/01/29      1,054,160
                                                                               ------------
                                                                                 14,235,857
                                                                               ------------
          OKLAHOMA  0.3%
  1,250   Tulsa, OK Indl Auth Hosp Rev Tulsa Regl Med
          Cent (Prerefunded @ 06/01/03)..................   7.200   06/01/17      1,438,250
                                                                               ------------
          OREGON  0.6%
  2,500   Oregon St Hsg & Cmnty Svcs Dept Mtg Rev Single
          Family Mtg Proj Ser B..........................   6.875   07/01/28      2,658,425
                                                                               ------------
          PENNSYLVANIA  6.2%
  1,750   Emmaus, PA Genl Auth Rev Var Loc Govt Bond Pool
          Pgm Ser B Var Rate Cpn (BIGI Insd).............   8.000   05/15/18      1,831,148
 10,000   Geisinger Auth PA Hlth Sys Ser A...............   6.400   07/01/22     10,520,200
  5,000   Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Ser B (Inverse Fltg) (MBIA Insd). 10.749   03/01/20      5,725,000
  1,100   Pennsylvania St Higher Edl Fac Auth Rev Med
          College PA Ser A (Prerefunded @ 03/01/99)......   8.375   03/01/11      1,194,303
  1,750   Philadelphia, PA Sch Dist Cap Apprec Ser A Rfdg
          (AMBAC Insd)...................................       *   07/01/01      1,455,895
  2,000   Ridley Park, PA Hosp Auth Rev Hosp Auth Rev Ser
          1993 A.........................................   6.000   12/01/13      1,980,540
  4,745   Sayre, PA Hlthcare Fac Auth Rev VHA Cap Asset
          Fin Pgm Ser C (AMBAC Insd) (b).................   7.700   12/01/15      5,096,889
                                                                               ------------
                                                                                 27,803,975
                                                                               ------------
          RHODE ISLAND  0.2%
  1,000   Providence, RI Pub Bldg Auth Genl Rev Ser B
          (FSA Insd).....................................   7.250   12/15/10      1,099,040
                                                                               ------------
          SOUTH CAROLINA  0.4%
  1,610   South Carolina St Hsg Fin & Dev Auth Homeowner
          Mtg Ser A......................................   7.400   07/01/23      1,694,928
                                                                               ------------
          TENNESSEE  2.7%
 11,470   Tennessee Hsg Dev Agy Mtg Fin Ser A............   7.125   07/01/26     12,155,677
                                                                               ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          TEXAS  6.2%
$ 7,065   Dallas Cnty, TX Util & Reclamation Dist Cap
          Apprec (MBIA Insd).............................       *   02/15/20   $  1,426,070
    935   Dallas Cnty, TX Util & Reclamation Dist Cap
          Apprec (Prerefunded @ 02/15/00) (MBIA Insd)....       *   02/15/20        194,667
  4,820   Harris Cnty, TX Toll Road (Prerefunded @
          08/15/09) (AMBAC Insd).........................       *   08/15/18      1,389,220
  1,000   Harris Cnty, TX Toll Road (Prerefunded @
          08/15/09) (AMBAC Insd).........................       *   08/15/21        233,080
  3,585   Houston, TX Arpt Sys Rev Spl Fac People Mover
          Ser A (FSA Insd)...............................   5.375%  07/15/09      3,573,887
  2,000   Houston, TX Arpt Sys Rev Spl Fac People Mover
          Ser A (FSA Insd)...............................   5.375   07/15/10      1,975,060
  3,300   Houston, TX Arpt Sys Rev Spl Fac People Mover
          Ser A (FSA Insd)...............................   5.375   07/15/11      3,237,795
  3,525   Texas Muni Pwr Agy Rev Cap Apprec Rfdg (AMBAC
          Insd)..........................................       *   09/01/07      2,105,941
  8,220   Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation Rfdg (Cap Guar Insd)...............   5.500   09/01/13      8,230,028
  1,860   Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation (Prerefunded @ 01/01/98) (BIGI
          Insd)..........................................   7.875   01/01/08      1,897,553
  2,000   Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation (Prerefunded @ 01/01/98) (BIGI
          Insd)..........................................   7.875   01/01/09      2,015,660
  1,250   West Side Calhoun Cnty, TX Navig Dist Solid
          Waste Disp Union Carbide Chem & Plastics.......   8.200   03/15/21      1,392,063
                                                                               ------------
                                                                                 27,671,024
                                                                               ------------
          UTAH  2.2%
  5,210   Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj...........................................   7.900   06/01/17      5,523,278
  3,300   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg
          (Embedded Cap).................................   5.500   02/15/17      3,222,417
  1,125   Utah St Hsg Fin Agy Single Family Mtg Ser B
          Class 2........................................   6.250   07/01/14      1,152,821
                                                                               ------------
                                                                                  9,898,516
                                                                               ------------
          WASHINGTON  2.3%
 10,000   King Cnty, WA Ser B............................   5.800   12/01/12     10,262,400
                                                                               ------------
          WEST VIRGINIA  1.0%
  2,480   South Charleston, WV Indl Dev Rev Union Carbide
          Chem & Plastics Ser A..........................   8.000   08/01/20      2,674,482
  1,600   West Virginia St Hsg Dev Hsg Fin Ser A (b).....   7.400   11/01/11      1,646,096
                                                                               ------------
                                                                                  4,320,578
                                                                               ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          PUERTO RICO  0.1%
$   365   Puerto Rico Elec Pwr Auth Pwr Ser N............   7.000%  07/01/07   $    390,678
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  93.9%
  (Cost $389,534,198).......................................................    420,907,358
                                                                               ------------
SHORT-TERM INVESTMENTS  5.6%
Burke Cnty, GA Dev Auth Pollutn Ctl Rev Georgia Pwr Co Plant Vogtle
($2,000,000 par, yielding 4.000%, 07/01/97 maturity)........................      2,000,000
Delaware St Econ Dev Auth Rev Var Delmarva Pwr & Lt Co Proj ($1,500,000 par,
yielding 4.200%, 07/01/97 maturity).........................................      1,500,000
Indiana and Purdue Univ's Rev - Student Fees Ser E ($3,500,000 par, yielding
4.150%, 07/01/97 maturity)..................................................      3,500,000
New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Adj Ser A ($3,100,000 par,
yielding 5.500%, 07/01/97 maturity).........................................      3,100,000
New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Adj Ser C ($2,300,000 par,
yielding 4.150%, 07/01/97 maturity).........................................      2,300,000
New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Adj Ser G ($1,500,000 par,
yielding 4.050%, 07/01/97 maturity).........................................      1,500,000
New York City Ser B ($900,000 par, yielding 5.500%, 07/01/97 maturity)......        900,000
New York St Energy Resh & Dev Auth Pollutn Ctl Rev Niagara Pwr Corp Proj B
($6,000,000 par, yielding 5.500%, 07/01/97 maturity)........................      6,000,000
New York St Energy Resh & Dev Auth Pollutn Ctl Rev NY St Elec & Gas Ser C
Rfdg ($900,000 par, yielding 3.250%, 07/01/97 maturity).....................        900,000
Phenix Cnty, AL Indl Dev Brd Environmental Impt Rev Mead Coated Brd Proj Ser
A ($1,000,000 par, yielding 4.150%, 07/01/97 maturity)......................      1,000,000
Uinta Cnty, WY Pollutn Ctl Rev Chevron USA Inc Proj Rfdg ($2,500,000 par,
yielding 4.000%, 07/01/97 maturity).........................................      2,500,000
                                                                               ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $25,200,000)........................................................     25,200,000
                                                                               ------------
TOTAL INVESTMENTS  99.5%
  (Cost $414,734,198).......................................................    446,107,358
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%.................................      2,140,065
                                                                               ------------
NET ASSETS  100.0%..........................................................   $448,247,423
                                                                                -----------

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open option and futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $414,734,198).......................  $446,107,358
Cash........................................................       175,249
Receivables:
  Interest..................................................     6,923,751
  Investments Sold..........................................     1,077,048
Other.......................................................        13,114
                                                              ------------
    Total Assets............................................   454,296,520
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,881,700
  Investment Advisory Fee...................................       221,437
  Income Distributions -- Common and Preferred Shares.......       176,064
  Variation Margin on Futures...............................       118,750
  Affiliates................................................        11,823
Options at Market Value (Net premiums received of
  $308,208).................................................       425,782
Accrued Expenses............................................       149,333
Deferred Compensation and Retirement Plans..................        64,208
                                                              ------------
    Total Liabilities.......................................     6,049,097
                                                              ------------
NET ASSETS..................................................  $448,247,423
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 330 issued with liquidation preference of $500,000 per share)................................................  $165,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 28,286,058 shares issued and
  outstanding)..............................................       282,861
Paid in Surplus.............................................   261,704,481
Net Unrealized Appreciation.................................    31,305,431
Accumulated Undistributed Net Investment Income.............     1,537,747
Accumulated Net Realized Loss...............................   (11,583,097)
                                                              ------------
    Net Assets Applicable to Common Shares..................   283,247,423
                                                              ------------
NET ASSETS..................................................  $448,247,423
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($283,247,423 divided by
  28,286,058 shares outstanding)............................  $      10.01
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $29,394,521
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,665,199
Preferred Share Maintenance.................................      450,944
Custody.....................................................       42,376
Trustees Fees and Expenses..................................       29,387
Legal.......................................................       27,018
Other.......................................................      355,511
                                                              -----------
    Total Expenses..........................................    3,570,435
                                                              -----------
NET INVESTMENT INCOME.......................................  $25,824,086
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 2,657,615
  Options...................................................     (114,598)
  Futures...................................................      219,081
                                                              -----------
Net Realized Gain...........................................    2,762,098
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   26,683,519
                                                              -----------
  End of the Period:
    Investments.............................................   31,373,160
    Options.................................................     (117,574)
    Futures.................................................       49,845
                                                              -----------
                                                               31,305,431
                                                              -----------
Net Unrealized Appreciation During the Period...............    4,621,912
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 7,384,010
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $33,208,096
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1997 and 1996
--------------------------------------------------------------------------------

                                                              Year Ended      Year Ended
                                                             June 30, 1997   June 30, 1996
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................    $25,824,086   $  26,234,758
Net Realized Gain..........................................      2,762,098       4,390,254
Net Unrealized Appreciation/Depreciation During the
  Period...................................................      4,621,912      (3,167,431)
                                                             -------------   -------------
Change in Net Assets from Operations.......................     33,208,096      27,457,581
                                                             -------------   -------------
Distributions from Net Investment Income:
  Common Shares............................................    (20,273,120)    (21,482,382)
  Preferred Shares.........................................     (5,768,834)     (6,131,780)
                                                             -------------   -------------
Total Distributions........................................    (26,041,954)    (27,614,162)
                                                             -------------   -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........      7,166,142        (156,581)
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.............................................      2,382,543       2,765,783
                                                             -------------   -------------
TOTAL INCREASE IN NET ASSETS...............................      9,548,685       2,609,202
NET ASSETS:
Beginning of the Period....................................    438,698,738     436,089,536
                                                             -------------   -------------
End of the Period (Including accumulated undistributed net
  investment income of $1,537,747 and $1,755,615,
  respectively)............................................  $ 448,247,423   $ 438,698,738
                                                             =============   =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                           ----------------------------------------------
                                                 1997           1996      1995       1994
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)..............................          $ 9.758    $9.760    $ 9.924    $11.133
                                                     ------     -----     ------     ------
Net Investment Income.....................             .916      .940       .964      1.000
Net Realized and Unrealized Gain/Loss.....             .264      .048      (.065)    (1.214)
                                                     ------     -----     ------     ------
Total from Investment Operations..........            1.180      .988       .899      (.214)
                                                     ------     -----     ------     ------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders...........             .720      .770       .840       .840
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders........................             .204      .220       .223       .155
  Distributions from and in Excess of Net
    Realized Gain Paid to Common
    Shareholders..........................              -0-       -0-        -0-        -0-
                                                     ------     -----     ------     ------
Total Distributions.......................             .924      .990      1.063       .995
                                                     ------     -----     ------     ------
Net Asset Value, End of the Period........          $10.014    $9.758    $ 9.760    $ 9.924
                                                    =======    ======    =======    =======
Market Price Per Share at End of the
  Period..................................          $10.875    $9.875    $11.125    $11.125
Total Investment Return at Market
  Price (b)...............................           18.32%    (4.27%)     8.59%     (0.05%)
Total Return at Net Asset Value (c).......           10.24%     8.02%      7.24%     (3.63%)
Net Assets at End of the Period (In
  millions)...............................           $448.2    $438.7     $436.1     $437.7
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares.............            1.28%     1.31%      1.33%      1.28%
Ratio of Expenses to Average Net Assets...             .80%      .82%       .83%       .82%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common
  Shares (d)..............................            7.18%     7.26%      7.56%      7.86%
Portfolio Turnover........................              53%       29%        38%        45%

 * Non-Annualized

** If certain expenses had not been assumed by the Adviser for the period ended
   June 30, 1989, the Ratio of Expenses to Average Net Assets Applicable to Common Shares would have been 1.07% and the Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares would have been 5.99%.

(a) Net Asset Value at August 26, 1988, is adjusted for common and preferred share offering costs of $.120 per share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

--------------------------------------------------------------------------------

                                                August 26, 1988
                                                 (Commencement
Year Ended June 30,                              of Investment
------------------------------------------      Operations) to
       1993      1992      1991      1990        June 30, 1989
-------------------------------------------------------------------
      $10.688   $ 9.805   $ 9.534   $9.767           $9.180
       ------    ------    ------    -----            -----
        1.078     1.095     1.093    1.070             .766
         .520      .848      .295    (.229)            .559
       ------    ------    ------    -----            -----
        1.598     1.943     1.388     .841            1.325
       ------    ------    ------    -----            -----
         .829      .791      .725     .685             .501
         .162      .238      .337     .389             .237
         .162      .031      .055      -0-              -0-
       ------    ------    ------    -----            -----
        1.153     1.060     1.117    1.074             .738
       ------    ------    ------    -----            -----
      $11.133   $10.688   $ 9.805   $9.534           $9.767
      =======   =======   =======   ======           ======
      $12.000   $11.375   $10.125   $9.250           $9.500
       15.20%    21.65%    18.71%    4.65%             .10%*
       13.97%    18.08%    11.61%    4.76%           10.62%*
       $467.9    $452.7    $426.7   $418.3           $424.4
        1.25%     1.35%     1.46%    1.43%             .92%**
         .80%      .84%      .89%     .87%              N/A
        8.41%     8.41%     7.88%    7.11%            6.15%**
          45%       27%       69%     116%              90%*

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes with safety of principal through investment in a diversified portfolio of investment grade tax-exempt municipal securities. The Trust commenced investment operations on August 26, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

                                 June 30, 1997
--------------------------------------------------------------------------------

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $11,650,826 which will expire on June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and as a result of gains or losses recognized for tax purposes or the mark-to-market of open option and futures at June 30, 1997.

    At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $414,734,198; the aggregate gross unrealized appreciation is $31,491,910 and the aggregate gross unrealized depreciation is $118,750, resulting in net unrealized appreciation on investments of $31,373,160.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended June 30, 1997, 99.99% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the year ended June 30, 1997, the Trust recognized expenses of approximately $17,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended June 30, 1997, the Trust recognized expenses of approximately $92,500 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

                                 June 30, 1997
--------------------------------------------------------------------------------

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 1997 and June 30, 1996, common share paid in surplus aggregated $261,704,481 and $259,324,321, respectively.

    Transactions in common shares were as follows:

                                                 YEAR ENDED       YEAR ENDED
                                                JUNE 30, 1997    JUNE 30, 1996
------------------------------------------------------------------------------
Beginning Shares...............................  28,047,767       27,775,981
Shares Issued Through Dividend Reinvestment....     238,291          271,786
                                                 ----------       ----------
Ending Shares..................................  28,286,058       28,047,767
                                                 ==========       ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments excluding short-term investments, were $232,385,810 and $251,176,102, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

                                 June 30, 1997
--------------------------------------------------------------------------------

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options, each with a par value of $100,000, for the year ended June 30, 1997, were as follows:

                                                    CONTRACTS     PREMIUM
--------------------------------------------------------------------------
Outstanding at June 30, 1996....................        -0-      $     -0-
Options Written and Purchased (Net).............      8,025       (782,168)
Options Terminated in Closing Transactions
  (Net).........................................     (4,800)       551,067
Options Expired (Net)...........................     (1,725)       539,309
                                                     ------      ---------
Outstanding at June 30, 1997....................      1,500      $ 308,208
                                                     ======      =========

    The related futures contracts of the outstanding option transactions as of June 30, 1997, and the descriptions and market values are as follows:

                                                                        MARKET
                                                  EXPIRATION MONTH/    VALUE OF
                                     CONTRACTS     EXERCISE PRICE       OPTIONS
--------------------------------------------------------------------------------
MUNICIPAL BOND FUTURES
Aug 1997--Purchased Call.........        250                Aug/120    $  62,500
Aug 1997--Written Put............        250                Aug/115     (183,594)
Sep 1997--Written Put............        250                Sep/114     (183,594)
Sep 1997--Written Put............        250                Sep/115     (257,813)
US TREASURY BOND FUTURES
Sep 1997--Purchased Put..........        250                Aug/110      226,563
Sep 1997--Written Call...........        250                Aug/114      (89,844)
                                      ------                           ---------
                                       1,500                           $(425,782)
                                      ======                           =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or

                                 June 30, 1997
--------------------------------------------------------------------------------

made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended June 30, 1997, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at June 30, 1996..............................          0
Futures Opened............................................      1,900
Futures Closed............................................     (1,300)
                                                               ------
Outstanding at June 30, 1997..............................        600
                                                               ======

    The futures contracts outstanding as of June 30, 1997, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                             UNREALIZED
                                         CONTRACTS    APPRECIATION/DEPRECIATION
-------------------------------------------------------------------------------
Long Contracts--US Treasury Bond
  Futures
  Sep 1997
  (Current notional value of $111,063
  per contract)......................          350                    $(182,512)
Short Contracts--Municipal Bond
  Futures
  Sep 1997
  (Current notional value of $116,500
  per contract)......................          250                      232,357
                                               ---                    ---------
                                               600                     $ 49,845
                                               ===                    =========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

6. PREFERRED SHARES

The Trust has outstanding 330 shares of rate adjusted tax-exempt preferred shares ("Rates") in three series of 110 shares each. Dividends are cumulative and the rate on each series is currently reset every 28 days through an auction process. The average rate

                                 June 30, 1997
--------------------------------------------------------------------------------

in effect on June 30, 1997, was 3.793%. During the year ended June 30, 1997, the rates ranged from 3.346% to 3.830%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The Rates are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the Rates are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Municipal Income Trust (the "Trust"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Municipal Income Trust as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
July 31, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL* - Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL

INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.
                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees and the selection of independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 30,588,285 shares voted for the proposal, 482,351 shares voted against, 705,471 shares abstained and 0 shares represented broker non-votes. With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust, 194 shares voted in his favor, 0 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee by the common shareholders of the Trust, 31,204,991 shares voted in his favor, 570,921 shares withheld. The other trustees of the Trust whose terms did not expire in 1997 are Dennis J. McDonnell, Theodore A. Myers, Hugo Sonnenschein, David C. Arch and Howard J Kerr. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 31,207,766 shares voted in favor of the proposal, 132,517 shares voted against, 435,823 shares abstained and 0 shares represented broker non-votes.